NEWS For news releases, related materials and high-resolution photos and video, visit www.media.ford.com. www.facebook.com/ford www.medium.com/@ford www.twitter.com/ford www.instagram.com/ford Ford Says Q2 2021 Adjusted EBIT Will Exceed Its Expectations • CEO Jim Farley will tell Deutsche Bank auto conference today that Ford anticipates adjusted EBIT to be significantly better than in second-quarter 2020 • Customer reservations strong for four new vehicles: full-size Bronco SUV, battery-electric F-150 Lightning pickup, Maverick compact truck and all-electric E-Transit commercial van DEARBORN, Mich., June 17, 2021 – Ford said adjusted earnings before interest and taxes for the second quarter of 2021, which ends in two weeks, will surpass its expectations and be significantly better than a year ago. The company provided the insight ahead of President and CEO Jim Farley’s participation this afternoon in Deutsche Bank’s Global Auto Industry Conference. Farley will tell conference attendees that Ford is seeing improvement in its automotive business since providing full-year operating guidance on April 28, despite continuing uncertainty about supplies of semiconductors. The improvement in automotive is being driven by lower-than- anticipated costs and favorable market factors. Additionally, higher vehicle auction values are benefitting Ford Credit. Net income for the second quarter of 2021 is expected to be substantially lower than a year ago, when results included a $3.5 billion gain on Ford’s investment in Argo AI. Ford plans to announce second-quarter results and provide its outlook for the second half of the year on July 28. At the Deutsche Bank event, Farley will provide an update on progress against the Ford+ plan for growth and value creation. Ford+ is based on developing “always-on” customer relationships through strategic investments and leadership in electric vehicles, commercial vehicles and services, connected services, autonomous vehicles and mobility. “We’re providing customers with great value today and there’s much more on the way, because we’re executing Ford+ from strength – with iconic nameplates and leading positions with retail and commercial customers around the world, and the best financing company in our industry in Ford Credit,” said Farley. The appeal of Ford and its influential products is evident in customer-reservation numbers for new, strategically important vehicles. Farley will report that reservations have swelled to 190,000 for the reimagined full-size Bronco SUV, which is now in production – 125,000 of which have already been converted to orders; 100,000 for the battery-electric F-150 Lightning pickup; 36,000 for the all-new Maverick compact pickup, just a week after it was introduced to the world; and 20,000 for the all-electric E-Transit commercial van. Farley’s Deutsche Bank “fireside chat” remarks are scheduled to begin at 3:00 p.m. EDT. Conference attendees are encouraged to register in advance for the webcast. Information is also available at shareholder.ford.com. # # #

For news releases, related materials and high-resolution photos and video, visit www.media.ford.com. 2 About Ford Motor Company Ford Motor Company (NYSE: F) is a global company based in Dearborn, Michigan, that is committed to helping build a better world, where every person is free to move and pursue their dreams. The company’s Ford+ plan for growth and value creation combines existing strengths, new capabilities and always-on relationships with customers to enrich experiences for and deepen the loyalty of those customers. Ford designs, manufactures, markets and services a full line of connected, increasingly electrified passenger and commercial vehicles: Ford trucks, utility vehicles, vans and cars, and Lincoln luxury vehicles. The company is pursuing leadership positions in electrification, connected vehicle services and mobility solutions, including self-driving technology, and provides financial services through Ford Motor Credit Company. Ford employs about 186,000 people worldwide. More information about the company, its products and Ford Motor Credit Company is available at corporate.ford.com. Contacts: Fixed Income Media T.R. Reid Equity Investment Community Lynn Antipas Tyson Investment Community Karen Rocoff Shareholder Inquiries 1.800.555.5259 or 1.313.319.6683 1.914.485.1150 1.313.621.0965 1.313.845.8540 treid22@ford.com ltyson4@ford.com krocoff@ford.com stockinf@ford.com

For news releases, related materials and high-resolution photos and video, visit www.media.ford.com. 3 Cautionary Note on Forward-Looking Statements Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: • Ford and Ford Credit’s financial condition and results of operations have been and may continue to be adversely affected by public health issues, including epidemics or pandemics such as COVID-19; • Ford is highly dependent on its suppliers to deliver components in accordance with Ford’s production schedule, and a shortage of key components, such as semiconductors, can disrupt Ford’s production of vehicles; • Ford’s long-term competitiveness depends on the successful execution of its Plan; • Ford’s vehicles could be affected by defects that result in delays in new model launches, recall campaigns, or increased warranty costs; • Ford may not realize the anticipated benefits of existing or pending strategic alliances, joint ventures, acquisitions, divestitures, or new business strategies; • Operational systems, security systems, and vehicles could be affected by cyber incidents and other disruptions; • Ford’s production, as well as Ford’s suppliers’ production, could be disrupted by labor issues, natural or man-made disasters, financial distress, production difficulties, or other factors; • Ford’s ability to maintain a competitive cost structure could be affected by labor or other constraints; • Ford’s ability to attract and retain talented, diverse, and highly skilled employees is critical to its success and competitiveness; • Ford’s new and existing products and mobility services are subject to market acceptance and face significant competition from existing and new entrants in the automotive and mobility industries; • Ford’s results are dependent on sales of larger, more profitable vehicles, particularly in the United States; • With a global footprint, Ford’s results could be adversely affected by economic, geopolitical, protectionist trade policies, or other events, including tariffs; • Industry sales volume in any of Ford’s key markets can be volatile and could decline if there is a financial crisis, recession, or significant geopolitical event; • Ford may face increased price competition or a reduction in demand for its products resulting from industry excess capacity, currency fluctuations, competitive actions, or other factors; • Fluctuations in commodity prices, foreign currency exchange rates, interest rates, and market value of Ford or Ford Credit’s investments can have a significant effect on results; • Ford and Ford Credit’s access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors; • Ford’s receipt of government incentives could be subject to reduction, termination, or clawback;

For news releases, related materials and high-resolution photos and video, visit www.media.ford.com. 4 • Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles; • Economic and demographic experience for pension and other postretirement benefit plans (e.g., discount rates or investment returns) could be worse than Ford has assumed; • Pension and other postretirement liabilities could adversely affect Ford’s liquidity and financial condition; • Ford could experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, perceived environmental impacts, or otherwise; • Ford may need to substantially modify its product plans to comply with safety, emissions, fuel economy, autonomous vehicle, and other regulations; • Ford and Ford Credit could be affected by the continued development of more stringent privacy, data use, and data protection laws and regulations as well as consumers’ heightened expectations to safeguard their personal information; and • Ford Credit could be subject to new or increased credit regulations, consumer protection regulations, or other regulations. We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.